EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the amended Annual Report of Rentrak Corporation (the "Company") on Form 10-K/A for the year ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Thoenes, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:


     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



By: /s/ Mark L. Thoenes
   ---------------------
Mark L. Thoenes
Senior Vice President
and Chief Financial Officer
Rentrak Corporation
December 15, 2004